Exhibit 99.1


                               PURCHASE AGREEMENT
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PURCHASE AGREEMENT

AGREEMENT entered into as of January 8th, 2004 by and between INVICTA GROUP INC., a Nevada Corporation (the "Buyer"), ISIP TELECOM INC. collectively the:
                                   -------
(the "Seller"),
     --------

WHEREAS,  the  Seller,  among  other  things,  owns  a  voice  over  IP
Telecommunication's  business  and  Solutions  Company,  based in South Florida.

WHEREAS, the Seller desires to sell and the Buyer desires to purchase the stock of the Sellers, upon the terms and conditions hereinafter set forth;

WHEREAS,  Daniel  Miroli  is  the  majority  shareholder  of  the  Seller.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


1.   DEFINITIONS.
     ------------

     "Acquired Assets": means all of the right, title, and interests that the
     ------------------
Seller possesses and has the right to transfer in and to those assets identified on Schedule A hereto.

     "Buyer":  meansInvicta  Group  Inc.  as  set  forth  in  the preface above.
     --------

     "Closing":  means  the  day the Seller and Buyer agree to transfer stock of
     ----------
respective  companies.

     "Intellectual Property": means
     ------------------------

     (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof,

     (b)  Isiptelecom.com  an  internet  website:  owned  by  Seller:

     (c) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith,

     (d) all mask works and all applications, registrations, and renewals in connection therewith,

     (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals),

     (f)  all  computer  software  (including  data  and related documentation),

     (g)  all  other  proprietary  rights,  and

     (h) all copies and tangible embodiments thereof (in whatever form or medium).

     "Sellers":  means ISIP Telecommunications Inc a Florida Corporation.
     ----------

     "Stock":  means  all  shares  from  Seller  and  shares issued to Seller by
     --------
Invicta Group Inc.

     "Website":  means  Internet  site  promoting  business  of  ISIP
     ----------
Telecommunications Inc

2. ACQUISITION OF STOCK The Purchaser proposes to acquire the stock of the Corporation (the "Acquisition"). The Acquisition will be accomplished by means of a stock for stock purchase.

     CONSIDERATION. The purchase price for the Corporation will be 100,000 shares of Invicta Group Inc. Stock.

3. TERMS OF CONSIDERATION. Defined, as "Payment to Seller" the purchase structure is as follows:

The Shareholder will receive at CLOSING 100,000 shares of Invicta Group Inc. Stock, the shares will be restricted (unable to sell) until Invicta's next Filing with the SEC.

4. RESTRICTIONS ON TRANSFER. Except for any restrictions imposed by applicable state and federal securities laws, there is no right of first refusal, co-sale right, right of participation, and right of first offer, option or other restriction on transfer applicable to any shares of the Stock. The Corporation is not a party to, or is subject to any agreement that affects or relates to the voting or giving of written consent with respect to any shares of the Stock.

5.   CORPORATE COMPLIANCE; AUTHORIZATION.

     A.  COMPLIANCE  WITH  INSTRUMENTS. To the best knowledge of the Corporation
         ---------------------------
and the buyer, the Corporation is not in violation, breach or default of any term of its Certificate of Incorporation or By-laws, or of any material term or provision of any judgment, decree, order statute, rule or regulation applicable to or binding upon the material adverse affect on the Corporation's business or financial condition.

     B.  AUTHORIZATION.  The  Corporation  has all requisite corporate power and
         -------------
authority to execute, deliver and perform its obligations under this Agreement, and all corporate action on the part of the Corporation, its officers, directors and Buyer, necessary for the sale and transfer of the Stock has been taken. This Agreement, the Certificate of Incorporation and all agreements attached hereto as Exhibits, are each legal, valid and binding obligations of the Corporation enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws and equitable principals relating to or affecting the enforcement of creditors' rights in general and by general principals of equity. The execution, delivery and compliance with the performance by the Corporation of this Agreement does not and will not (1) conflict with or result in a breach of the terms, conditions and provisions of any contractual obligation, (2) result in the creation of any, material lien, security interest, charge or encumbrance upon the Stock or assets.

6. ABSENCE OF LITIGATION. In good faith and to the best of the Corporation's knowledge, there are no (a) actions proceedings, arbitrations or investigations pending or any threat thereof, or verdicts or judgments entered against the Corporation before any court or before any administrative agency or officer which might result in any material adverse change in the business, properties or condition, financial or otherwise, of the Corporation or (b) violations by the Corporation of any foreign, federal, state or local laws, regulations or order, including but not limited to laws pending to workplace safety and environmental clean-up, the violation of which would have a material adverse effect on the business of the Corporation.

7. TAX RETURNS AND PAYMENTS. In good faith and to the best of the Corporation's knowledge, the Corporation is not in violation of the filing requirements for all federal and state income tax returns that are required to be filed by the Corporation.

8.   MATERIAL  LICENSES,  AGREEMENTS  AND  RELATED  PARTY  AGREEMENTS.

     A. To the best of knowledge of the Corporation, Exhibit "A" hereto identifies each material Contract (the "Contracts"). All material Contracts are in writing. Corporation has delivered to Buyer accurate and complete copies of all written material Contracts identified in Exhibit A, including all amendments thereto;

     B. To the best of the Corporation's knowledge, each Contract is valid and in full force and effect, and is enforceable by The Corporation in accordance with its terms;

     C. To the best of The Corporation's knowledge, except as set forth in Exhibit A:
     (1) No person acting for the Corporation has violated or breached, or declared or committed any default under, any Contract;
     (2) No event has occurred, and no circumstance or condition exists, that likely would (with or without notice or lapse of time) (A) result in a violation or breach of any of the provisions of any Contract, (B) Give any Person the right to declare a default or exercise any remedy or hinder any Contract, (C) give any Person the right to accelerate the maturity or performance of any Contract, or (D) give any Person the right to cancel, terminate or modify any Contract; (E) The Corporation has not waived any of its rights under any Contract.

     D. To the best of the Corporation's knowledge, each person against which the Corporation has or may acquire any rights under any Contract is solvent and is able to satisfy all of such person's current and future monetary obligations and other obligations and Liabilities to the Corporation;

     E. To the best of the Corporation's knowledge, except as set forth in Exhibit A:

     (1) The Corporation has never guaranteed or otherwise agreed to cause, insure or become liable for, and has never pledged any of its assets to secure, the performance or payment of any obligation or other Liability of any other Person except in the ordinary course of business; and

     (2) The Corporation has never been a party to or bound by (A) any joint venture agreement, partnership agreement, profit sharing agreement, cost sharing agreement, loss sharing agreement or similar Contract, or
          (B) any Contract that creates or grants to any person, or provides for the creation or grant of, any stock appreciation right, phantom stock right or similar right or interest.

     F. To the best of the Corporation's knowledge, the performance of the Contracts will not result in any violation of or failure to comply with any legal requirement;

     G. To the best of the Corporation's knowledge, except as identified in Exhibit A, no person is materially renegotiating, or has the contractual right to materially renegotiate, any amount paid or payable to the Corporation under any Contract or any other term or provision of any Contract;

     H. To the best of the Corporation's knowledge, the Contracts identified in Exhibit A and the Excluded Contracts collectively constitute all of the Contracts necessary to enable the Corporation to conduct its business in the manner in which its business is currently being conducted and in the manner in which its business is proposed to be conducted;

     I. To the best of the Corporation's knowledge, except as set forth in Exhibit A: (i) the Contracts of the Corporation, including but not limited to those described in Exhibit A, are legally valid, binding and enforceable agreements of the Corporation, except as enforceability may be limited by bankruptcy and other similar laws affecting creditors rights, and, to the knowledge of the Corporation and Buyer, the other parties thereto; the Corporation is not and, to the knowledge of the Corporation and Buyer, no other party to any such Contract is in violation of or in default under such Contracts and no event or circumstances have occurred which constitute, or after notice or lapse of time or both would constitute, a violation or default thereunder on the part of the Corporation or, to the knowledge of the Corporation and Buyer, any other party thereto or result in a right to accelerate or loss of rights; and such Contracts will continue to be binding in accordance with their terms after the Closing, assuming any consents listed in Exhibit A are obtained; (ii) the Corporation has fulfilled all obligations required pursuant to each Contract to have been performed by it, and the Corporation and Buyer have no reason to believe that the Corporation will not be able to fulfill all of its obligations under the Contracts which remain to be performed after the date hereof, and
(iii) none of the payments required to be made under any Contract has been prepaid by more than 30 days prior to the due date of such payment thereunder and the estimated cost to complete any Contract of the Corporation, plus expenses incurred by them on that Contract, will not exceed the total Contract price.

9.   MATERIAL  CHANGE.  Since  January  1st  2004,  there  has  not  occurred:

     A. Any material adverse change in the assets, liabilities, business, prospects, condition (financial or otherwise), or operating results of the Corporation;

     B. Any material increase in the indebtedness or liabilities of the Corporation over the level thereof;

     C. Any material increase in the compensation (including, without limitation, the rate of commissions) payable to, or any payment of a cash salary bonus to, any officer, director or employee of, or consultant to, the Corporation;

     D. Any material change in the manner of keeping the book accounts or records of the Corporation or in the accounting practices therein reflected; or

     E. Any declaration or payment of any dividends or distribution to the Corporation's Buyer by the Corporation, any acquisition or redemption by the Corporation of any of its equity securities or loan by the Corporation to any of its security holders.

10.  TITLE  TO  ASSETS.  The  Corporation  owns, free and clear of encumbrances:

     A. All assets reflected on the January 1st 2004, Unaudited Interim Balance Sheet (except for inventory sold by the Corporation since January 1st 2004, in the ordinary course of business);

     B. All assets acquired by the Corporation since January 1st 2004. (Except for inventory sold by the Corporation since August 30 2003, in the Ordinary Course of Business);

     C. All other assets reflected in the Corporation's books and records as being owned by the Corporation.

11.  EQUIPMENT,

     A. Exhibit "C" hereto consists of the Corporation's capital equipment and depreciation schedule, which describes historical cost and depreciation information with respect to all of Corporation's capital equipment, furniture, fixtures, improvements and other tangible personal property. Part 2.10 also accurately identifies all material tangible personal property leased to the Corporation;

     B.  Each  material  asset  of  the  Corporation:

     (1) Is free of defects and deficiencies and in good condition and repair, consistent with its age and intended use (ordinary wear and tear excepted);

     (2) Complies in all material respects and, to the Corporation's and each Buyer's best knowledge, is being operated and otherwise used in full compliance with all applicable legal requirements;

     (3)  Is  adequate  for  the  uses  to  which  it  is  being  put;

     (4) Is adequate for the conduct of the Corporation's business in the manner in which such business is currently being conducted;

     (5) Has been maintained in accordance with reasonable maintenance schedules;

     (6)  Is  owned  by  the  Corporation free and clear of any encumbrance; and

     (7)  Is  located  at  the  Corporation's  principal  business  office.

12. NO LIABILITIES. Except for the Lease, and the telephone leases the Corporation is not subject to any claims, demands, liens (both general and charging), agreements, contracts, covenants, promises, suits, actions or cross-actions, causes of action, obligations, controversies, disputes, debts, costs, fees, expenses, losses, damages (both compensatory and exemplary or punitive), judgments, orders, wrongful acts, and liabilities of whatever kind or nature in law, equity, or otherwise, fixed or contingent.

13. EXTENT OF OFFERING. Except as contemplated in this Agreement, neither the Corporation, nor any agent acting on its behalf, has offered or will offer or solicit any offers to sell any securities to any person or persons so as to require the issuance or sale of the Stock, to be registered to the provisions of 5 of the Securities Act, or prevent the Corporation from utilizing the provisions of 4(2) or Regulation D of the Securities Act or any applicable state securities law exemption from qualification.

14. FEES, COMMISSIONS AND EXPENSES. The Corporation has made no agreements or arrangements for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Corporation.

15. VALIDITY OF ISSUANCE. The Stock to be purchased and sold pursuant to this Agreement, and delivered, be duly and validly issued, fully paid and no assessable, and will be free and clear of any liens or encumbrances caused or created by the Corporation and, assuming the accuracy and completeness of the Buyer's and the Corporation's representations hereunder, will have been issued in compliance with all the applicable state and federal securities laws.

     A. DISCLOSURE. Neither this Agreement, nor any of the schedules, attachments, exhibits, written statements, documents, certificates or other materials prepared or supplied by the Corporation with respect to the transactions contemplated hereby contain any untrue statements of a material fact or omit a material fact to make the statements contained herein or therein not misleading.

16. PRIVATE OFFERING. The offer to sell the Stock was directly communicated to the Buyer by the Corporation. At no time did the Corporation, or any Buyer, present to Buyer or any other persons, or solicit Buyer or any other person with, any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation, nor did the Corporation invite Buyer or any other to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

17. BUYER REPRESENTATION. The Corporation has a reasonable basis to believe that representations and warranties of Buyer set forth in this Agreement are true and accurate.

18. BUYER REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to the Corporation that:

     A.  That the Stock has not been registered under the Securities Act by
reason of a   4(2) exemption;

19. LIMITATIONS ON RESALE OR TRANSFER. Seller understands and acknowledges that sellers ability to sell the 100,000 shares of Stock may be limited by the lack of a ready market in which to sell the Stock, and that the certificates issued will carry the following 144 legend:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, OR APPLICABLE STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1993 OR APPLICABLE STATE SECURITIES LAWS OR RECEIPT OF AN NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED."

20. ACCESS TO DATA. The Buyer has had an opportunity to discuss the Corporation's business, management and financial affairs with its management and to obtain any additional information necessary or appropriate for deciding whether or not to purchase the Stock. Buyer acknowledges that the Corporation or any other agent thereof except as set has made no representation or warranties, oral and written, forth in this Agreement.

21. ACCREDITED INVESTOR STATUS. Buyer represents that it meets one or more of the following standards (by initializing each applicable standard):

     -------- Standard One: Buyer is a natural person who has an individual net worth or joint net worth with his or her spouse in excess of $1,000,000. "Net Worth" means the net fair market value of equity of Buyer's assets and properties.

     -------- Standard Two: Buyer is a natural person who has had individual income in excess of $200,000 or joint income with his or her spouse in excess of $300,000 during 1998 and 1999 and reasonably expects to have the same income level in 2000.

         X     Standard Three:  Buyer is a corporation, partnership,  or  trusts
     --------
with the total asset in excess of $100,000 and not formed specifically to acquire the securities offered herein.

     -------- Standard Four: Buyer is an entity in which all of the equity or beneficial owners are deemed to be "accredited" investors by reason of each of them meeting either Standard One, Two or Three above.

     A. PREVIOUS INVESTMENTS. Buyer is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merit and risks of the investment contemplated herein.

     B. RISKS. Buyer understands that the investment in the Corporation involves a high degree of risk and is suitable only for Buyer who can afford a loss of their entire investment and who have no need for liquidity from their investment.

22. PRIVATE OFFERING. The offer to sell the Stock was directly communicated to Buyer by the Seller. At no time was Buyer presented or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

23. AUTHORIZATION. Buyer is a corporation arranged under the law of the State of Nevada. Buyer has all requisite authorization to execute and deliver the Agreement.

24. TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

     A.  By the written agreement of Buyer

     B. By either the Corporation by written notice to the other parties if the transactions contemplated hereby shall not have been consummated pursuant hereto by 5:00 p.m. on January 8th 2004, unless such date shall be extended by the written consent of Buyer;

     C. By Buyer by written notice to the other parties if (i) the representations and warranties of the Corporation shall not have been true and correct in all respects (in the case of a representation or warranty containing a materiality qualification) or in all material respects (in the case of a representation or warranty without a materiality qualification) as of the date when made, or (ii) any of the conditions set forth in Section 2 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by 5:00 p.m. on January 8th 2004, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

     D. By Buyer by written notice upon receipt of a notice of rejection or disapproval of the Application.

In the event of the termination of this Agreement this Agreement shall become void, without any liability to any party in respect hereof or of the transactions contemplated hereby on the part of any party hereto, or any of its directors, officers, employees, agents, consultants, representatives, or advisers, stockholders, and except for any liability resulting from such party's breach of this Agreement.

25.  MISCELLANEOUS.

     A. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     B. NO THIRD-PARTY BENEFICIARIES. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it are not the intention of the parties to confer third-party beneficiary rights upon any other person.

     C. SURVIVAL OF AGREEMENTS, REPRESENTATIONS, ETC. All warranties, representations, agreements and covenants made by a party herein or in any certificate or other instrument required to be delivered by or on behalf of a party in connection with this Agreement, shall be considered to have been relied upon by the other party and shall survive the Closing under this Agreement regardless of any investigation made by any party [or information about any breach known to any party prior to the Closing; shall continue in full force and effect; and shall provide a basis for the remedies provided for herein or otherwise available to the non-breaching party. No representation or warranty contained herein shall be deemed to have been waived, affected or impaired by any investigation made by or knowledge of any party to this Agreement. All statements in any such certificate or other instrument delivered at or in connection with the Closing shall constitute representations and warranties of the party making such delivery. Each agreement, representation and warranty contained herein is independent of all other agreements; representations and warranties contained herein (whether or not covering an identical or a related subject matter) and must be independently and separately complied with and satisfied. Exceptions or qualifications to any agreement, representation or warranty contained herein shall not be construed as exceptions or qualifications to any agreement, other warranty or representation.

26. ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the Corporation and Buyer with regard to the subjects hereof and thereof.

27. AMENDMENTS AND MODIFICATIONS. This Agreement may not be amended or modified other than by an agreement in writing signed by all of the parties.

28. NOTICE. Any notice, payment, report or other communication required or permitted to be given by one to any other party by this Agreement shall be in writing and either (i) served personally on the other party or parties;
     (ii) sent by express, registered or certified first class mail, postage prepaid, addressed to the other party or parties at its or their address or addresses as indicated next to their signatures below, or to such other address as any addressee shall have therefore furnished to the other parties by like notice; (iii) delivered by commercial courier to the other party or parties; or (iv) sent by facsimile with the original sent by U.S. Mail. Such notice shall be deemed received on the second day after transmittal if sent by one (1) day courier together with a transmission of such notice by facsimile if the recipient has the capability to receive a facsimile.

29. TITLES AND SUBTITLES. The titles of the Sections and subsections of this Agreement are for the convenience of reference only and are to be considered in construing this Agreement.

30. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.


++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++






IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


"SELLER"

ISIP TELECOM INC.



BY:  /s/ DANIEL MIROLI
     -----------------
     DANIEL MIROLI
     1080 94th Street, # 612
     Bay Harbor Islands
     Florida. 33154
     305-864-7893

"BUYER"

INVICTA GROUP INC.



BY:  /s/ R.DAVID SCOTT
     -----------------
     R.DAVID SCOTT, C.O.O.
     Invicta  Group  Inc
     9553  Harding  Avenue  #  301
     Miami  Beach,  FL  33154
     305-866-6525



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